UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07391

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2006

Date of reporting period:    October 31, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.

-------------------------------------------------------------------------------
ANNUAL REPORT
-------------------------------------------------------------------------------


AllianceBernstein Global
Strategic Income Trust


Annual Report

October 31, 2006



     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




================================
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
================================


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

ALLIANCEBERNSTEIN INVESTMENTS, INC. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




December 22, 2006


ANNUAL REPORT

This report provides management's discussion of fund performance for AllianceBernstein Global Strategic Income Trust (the "Fund") for the annual reporting period ended October 31, 2006.

INVESTMENT OBJECTIVE AND POLICIES

Previously, this open-end fund's investment objective was primarily a high level of current income and, secondarily, capital appreciation. Effective April 1, 2006, the Fund's investment objective is to generate current income consistent with preservation of capital. The Fund invests in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. government and non-U.S. government securities and supranational entities, including lower-rated securities. Under normal circumstances, the Fund invests at least 65% of its net assets in fixed-income securities of issuers located in at least three countries, one of which may be the U.S. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund may invest in debt securities with a range of maturities from short to long term. The Fund will maintain at least 65% of its total assets in investment-grade securities, and its other investments will include below investment-grade securities. The Fund may invest, without limit, in derivatives, such as options, futures, forwards and swaps.

INVESTMENT RESULTS

The table on page 6 shows the Fund's performance compared to its benchmark, the Lehman Brothers (LB) Global Aggregate Index (U.S. dollar hedged) for the six- and 12-month periods ended October 31, 2006. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Multi-Sector Income Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. For an additional comparison, returns for the Three-month London Interbank Offering Rate (LIBOR), are also included.

The Fund outperformed its benchmark for the 12-month period ended October 31, 2006, but underperformed the benchmark for the six-month period ended October 31, 2006. For the six-month period, the Fund's performance was more similar to that of the Three-month LIBOR due to the Fund's significantly shorter duration.

The Fund's exposure to emerging market and high yield debt contributed positively to performance for both the six- and 12-month periods ended October 31, 2006. Within the Fund's emerging market exposure, performance was helped by select positions within Latin America, particularly Argentina, and both local and U.S. dollar-denominated debt in Brazil and Mexico. Latin America has benefited from a cycle of capital inflows, sound policy management and strong trade performance. These conditions have bolstered dollar reserves and enabled improvements in credit profiles through better liability management. Brazil experienced stable growth, central bank easing and debt buybacks which led to its solid returns. Argentina


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 1


benefited during the year from a completion of its debt restructuring and very strong economic growth. Both Brazil and Argentina were top-performing countries within the emerging market class. Also adding to relative performance was the Fund's exposure to Swedish government debt and bank loan debt.

Detracting from performance for the six-month period ended October 31, 2006 was the Fund's shorter-than-benchmark interest rate duration. U.S. interest rates fell sharply in the third quarter, sparked by evidence of a cooling U.S. economy, a downturn in the housing market and the first U.S. monetary-policy shift in more than two years. The U.S. Federal Reserve (the "Fed") left the Fed funds rate unchanged at 5.25% in August and September, following 425 basis points of consecutive rate hikes. The decline in U.S. and global yields resulted in much stronger returns for more interest-rate sensitive, longer-maturity securities over the shorter-maturity securities held within the Fund. The average duration of the benchmark was 5.4 years as compared to 1.6 years for the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income returns were generally weak in the first half of the 12-month period ended October 31, 2006, buffeted by higher interest rates and continued rate increases by the U.S. Federal Reserve, European Central Bank
(ECB), Bank of Japan and other central banks. The final four months of the period ended October 31, 2006, however, saw a broad-based rally in both fixed-income and equity markets as the U.S. and global economy slowed, oil prices declined and the Fed ended its interest rate hike cycle.

The developed global government bond market posted modest returns during the 12-month period ended October 31, 2006, returning 4.41%, according to the Lehman Brothers Global Treasury Index (hedged in U.S. dollars). In Europe, growth remained comfortably above trend. Solid domestic demand helped European economies reduce their reliance on exports, making them less vulnerable to a slowdown in global growth. During the 12-month period ended October 31, 2006, the ECB increased official rates by 1.25% in quarter-point increments. Inflation in the Euro area fell to its lowest point in more than two years, while business and consumer confidence soared to a five-year high. With relatively stronger growth and interest-rate hikes by the ECB, Euro-area government bonds returned a weaker 3.39% (hedged in U.S. dollars) for the 12-month period ended October 31, 2006.

Japanese government bonds posted a stronger return of 5.20% (hedged in U.S. dollars). A recovery in economic growth during the year prompted the Bank of Japan to declare an end to "quantitative easing" in favor of a renewed focus on interest-rate management. In July, Japan's above-trend economic growth allowed the Bank of Japan to finally raise the key lending rate to 0.25%, the first increase in more than five years.


2 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


Canadian government debt returned a strong 6.41% in hedged terms, as their economy remained at or near potential with relatively tame inflation. Comfortable inflation levels, favorable fiscal policy by their respective central banks and a narrowing of yield gaps with the U.S. and Europe, also bolstered returns in both Mexico, returning 10.54% and Poland, returning 6.26% in hedged terms.

U.S. dollar-denominated emerging market debt outperformed within fixed-income sectors, returning 11.45% for the 12-month period ended October 31, 2006, according to the JP Morgan Emerging Markets Bond Index Global. Dollar reserve accumulation in major emerging market countries as well as positive supply-demand technicals continued to support the sector. Additionally, high yield corporate securities significantly outperformed investment-grade corporates for the 12- month period ended October 31, 2006. According to Lehman Brothers, U.S. high yield posted a return of 7.23%, outperforming U.S. investment-grade corporates which returned 5.40%. High yield rallied strongly late in the reporting period and has been supported by positive fundamentals and a continued low default rate.

During the 12-month period ended October 31, 2006, the Fund continued to take less absolute risk as evidenced by its shorter duration versus the benchmark. Flat yield curves and narrow spreads globally signaled that investors were not being adequately compensated for taking risk. Within the Fund's developed government holdings, underweight positions in the U.S., U.K. and Europe continued to be maintained. Favored countries included Sweden, Poland and Mexico. Analysis indicated that these countries were more attractive due to their relatively steeper yield curves, higher interest rates or expectations for yields to fall or rise less rapidly. The Fund's investment-grade and high yield corporate debt exposure was modest due to relatively tight spreads and limited security selection opportunities. The Fund continued to utilize bank loans, which have performed well, benefiting from low default rates and strong demand. The Fund also overweighted mortgage holdings, which provided a positive source of high-quality yield. Low refinancing risk and low volatility provided support for the mortgage market. The Fund also maintained a modest exposure to the emerging markets, favoring Latin American holdings in Brazil, Argentina, Panama and Peru as well as exposure to Russia and South Korea. With regard to currency positioning, the Fund was underweight in the U.S. dollar, while it favored exposure to the Canadian and Australian dollars, the euro and the Swedish krona.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 3


HISTORICAL PERFORMANCE


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

Neither the unmanaged Lehman Brothers (LB) Global Aggregate Index (U.S. dollar hedged) nor the unmanaged Three-month LIBOR reflects fees and expenses associated with the active management of a mutual fund portfolio. The LB Global Aggregate Index provides a broad-based measure of the international investment-grade bond market. The index combines the LB U.S. Aggregate Index with dollar-denominated versions of the Pan-European Index and the Japanese, Canadian, Australian and New Zealand components of the Global Treasury Index. The Three-month LIBOR is one of the most widely used interest rates in the fixed-income universe. It is often the base for bond issues from corporates and countries, both fixed and floating rate notes. Three-month LIBOR is also the key rate for the floating rate leg of interest-rate swaps. Eurodollar futures, the most traded futures in the world, are based on Three-month LIBOR. The Lipper Multi-Sector Income Funds Average consisted of 122 funds for both the six- and 12-month periods ended October 31, 2006. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.


(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


HISTORICAL PERFORMANCE
(continued from previous page)


A WORD ABOUT RISK


The Fund invests a significant amount of its assets in foreign securities and emerging markets which could result in substantial volatility due to political and economic uncertainty. The Fund may invest a portion of its assets in the securities of a single issuer, a single region and/or a single foreign country and may invest up to 35% of its assets in non-investment grade securities which may present greater risk. The Fund may use leverage which may increase fluctuation caused by changes in interest rates or bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. The Fund may invest in high yield bonds (i.e., junk bonds) which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 5


HISTORICAL PERFORMANCE
(continued from previous page)


                                                          Returns
THE FUND VS. ITS BENCHMARK                     ==============================
PERIODS ENDED OCTOBER 31, 2006                   6 Months         12 Months
AllianceBernstein Global Strategic Income Trust
  Class A                                          1.88%           5.61%
  Class B                                          1.62%           4.96%
  Class C                                          1.63%           4.86%
  Advisor Class*                                   2.15%           5.94%
  Class R*                                         1.86%           5.32%
  Class K*                                         1.87%           5.61%
  Class I*                                         2.03%           5.95%
Lehman Brothers Global Aggregate Index
  (USD Hedged)                                     4.30%           4.61%
Lipper Multi-Sector Income Funds Average           3.62%           6.66%
Three-month LIBOR                                  2.64%           4.86%


* Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark disclosures on pages 4 and 5.


(Historical Performance continued on next page)


6 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


HISTORICAL PERFORMANCE
(continued from previous page)


GROWTH OF A $10,000 INVESTMENT IN THE FUND
10/31/96 TO 10/31/06


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


            AllianceBernstein             LB Global                Lipper
            Global Strategic          Aggregate Index       Multi-Sector Income
          Income Trust Class A         (USD Hedged)             Funds Average
===============================================================================
10/31/96        $ 9,575                  $10,000                  $10,000
10/31/97        $11,187                  $10,983                  $11,003
10/31/98        $11,300                  $12,180                  $10,990
10/31/99        $12,111                  $12,325                  $11,460
10/31/00        $12,852                  $13,217                  $11,595
10/31/01        $12,659                  $14,844                  $12,115
10/31/02        $12,596                  $15,575                  $12,528
10/31/03        $15,062                  $16,173                  $14,842
10/31/04        $15,949                  $16,996                  $16,207
10/31/05        $16,853                  $17,652                  $16,775
10/31/06        $17,792                  $18,466                  $17,892


LB Global Aggregate Index (USD Hedged): $18,466

Lipper Multi-Sector Income Funds Average: $17,892

AllianceBernstein Global Strategic Income Trust Class A: $17,792


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Strategic Income Trust Class A shares (from 10/31/96 to 10/31/06) as compared to the performance of its benchmark, the Lehman Brothers Global Aggregate Index (U.S. dollar hedged), and the Lipper Multi-Sector Income Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.


See Historical Performance and Benchmark disclosures on pages 4 and 5.


(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 7


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2006
===============================================================================
                       NAV Returns           SEC Returns           SEC Yields**

Class A Shares
1 Year                   5.61%                 1.08%                   2.17%
5 Years                  7.05%                 6.13%
10 Years                 6.39%                 5.93%

Class B Shares
1 Year                   4.96%                 0.99%                   1.53%
5 Years                  6.33%                 6.33%
10 Years                 5.94%                 5.94%

Class C Shares
1 Year                   4.86%                 3.87%                   1.55%
5 Years                  6.31%                 6.31%
10 Years                 5.67%                 5.67%

Advisor Class Shares+
1 Year                   5.94%                 5.94%                   2.57%
5 Years                  7.38%                 7.38%
Since Inception *        5.52%                 5.52%

Class R Shares+
1 Year                   5.32%                 5.32%                   2.14%
Since Inception *        3.88%                 3.88%

Class K Shares+
1 Year                   5.61%                 5.61%                   2.26%
Since Inception*         4.17%                 4.17%

Class I Shares+
1 Year                   5.95%                 5.95%                   2.58%
Since Inception*         4.50%                 4.50%


* Inception dates: 12/18/97 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

**   SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2006.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.


     See Historical Performance disclosures on pages 4 and 5.


     (Historical Performance continued on next page)


8 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS
OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2006)
===============================================================================
                                           SEC Returns

Class A Shares
1 Year                                       -0.48%
5 Years                                       6.76%
10 Years                                      6.09%

Class B Shares
1 Year                                       -0.73%
5 Years                                       6.91%
10 Years                                      6.13%

Class C Shares
1 Year                                        2.10%
5 Years                                       6.89%
10 Years                                      5.80%

Advisor Class Shares+
1 Year                                        4.13%
5 Years                                       7.97%
Since Inception*                              5.49%

Class R Shares+
1 Year                                        3.50%
Since Inception*                              3.68%

Class K Shares+
1 Year                                        3.80%
Since Inception*                              3.98%

Class I Shares+
1 Year                                        4.26%
Since Inception*                              4.39%


* Inception dates: 12/18/97 for Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.


See Historical Performance disclosures on pages 4 and 5.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 9


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


               Beginning                  Ending
             Account Value            Account Value             Expenses Paid
              May 1, 2006            October 31, 2006           During Period*
          --------------------   -------------------------   --------------------
          Actual  Hypothetical    Actual    Hypothetical**   Actual  Hypothetical
=================================================================================
Class A   $ 1,000    $ 1,000     $ 1,018.77   $ 1,016.33     $  8.96    $  8.94
Class B   $ 1,000    $ 1,000     $ 1,015.00   $ 1,012.65     $ 12.65    $ 12.63
Class C   $ 1,000    $ 1,000     $ 1,016.29   $ 1,012.70     $ 12.60    $ 12.58
Advisor
Class     $ 1,000    $ 1,000     $ 1,021.52   $ 1,017.74     $  7.54    $  7.53
Class R   $ 1,000    $ 1,000     $ 1,018.56   $ 1,015.17     $ 10.12    $ 10.11
Class K   $ 1,000    $ 1,000     $ 1,018.74   $ 1,016.08     $  9.21    $  9.20
Class I   $ 1,000    $ 1,000     $ 1,020.30   $ 1,017.90     $  7.38    $  7.38


* Expenses are equal to the classes' annualized expense ratios of 1.76%, 2.49%, 2.48%, 1.48%, 1.99%, 1.81% and 1.45%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**   Assumes 5% return before expense.


10 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


PORTFOLIO SUMMARY
October 31, 2006


PORTFOLIO STATISTICS
Net Assets ($mill): $79.2


SECURITY TYPE BREAKDOWN*
49.3%      Sovereign Debt Obligations                      [PIE CHART OMITTED]
28.7%      U.S. Government & Sponsored Agency Obligations
11.9%      Corporate Debt Obligations
 9.9%      Bank Loans
 0.2%      Municipal Debt Obligations


* All data are as of October 31, 2006. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 11


PORTFOLIO OF INVESTMENTS
October 31, 2006


                                                   Principal
                                                    Amount
                                                     (000)   U.S. $ Value
===============================================================================
Argentina-1.0%
Government Obligation-1.0%
Republic of Argentina
  5.59%, 8/03/12(a)(b)
  (cost $714,307)                       US$           856   $     801,899
                                                            -------------
Australia-3.2%
Government Obligation-3.2%
Government of Australia
  10.00%, 10/15/07
  (cost $2,482,359)                     AUD         3,154       2,524,640
                                                            -------------
Brazil-1.1%
Corporate Debt Obligation-0.1%
Unibanco (Grand Cayman)
  8.70%, 2/11/10(c)                     BRL           250         110,320
                                                            -------------
Government Obligations-1.0%
Brazil Development Fund
  9.63%, 12/12/11(c)                    US$           256         296,320
Federal Republic of Brazil
  8.25%, 1/20/34                                        1           1,168
  12.50%, 1/05/16(b)                    BRL         1,000         475,134
                                                            -------------
                                                                  772,622
                                                            -------------
Total Brazilian Securities
  (cost $834,783)                                                 882,942
                                                            -------------
Canada-5.5%
Corporate Debt Obligation-0.3%
Abitibi-Consolidated, Inc.
  6.00%, 6/20/13(b)                     US$           275         218,625
                                                            -------------
Government Obligation-5.2%
Canada Housing Trust
  4.10%, 12/15/08                       CAD         4,679       4,169,079
                                                            -------------
Total Canadian Securities
  (cost $4,457,641)                                             4,387,704
                                                            -------------
Germany-7.7%
Government Obligations-7.7%
Bundesobligation
  4.00%, 2/16/07                        EUR         2,804       3,583,147
Bundesschatzanweisungen
  3.00%, 3/14/08                                    1,900       2,402,757


12 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                   Principal
                                                    Amount
                                                     (000)   U.S. $ Value
===============================================================================
Kreditanstalt fuer Wiederaufbau
  2.05%, 2/16/26                        JPY        13,000   $     108,125
                                                            -------------
Total German Securities
  (cost $6,060,025)                                             6,094,029
                                                            -------------
Indonesia-0.6%
Government Obligation-0.6%
Indonesian Rupiah Credit Linked Note
  12.90%, 6/17/22
  (cost $407,599)                       IDR     3,656,000         458,400
                                                            -------------
Japan-8.9%
Government Obligations-8.9%
Development Bank of Japan
  1.75%, 6/21/10                        JPY       147,000       1,290,943
Japan-32
  0.70%, 9/20/08                                  481,500       4,118,281
Japanese Government CPI Linked Bond
  0.80%, 9/10/15                                  198,182       1,654,525
                                                            -------------
Total Japanese Securities
  (cost $7,076,916)                                             7,063,749
                                                            -------------
Mexico-3.4%
Government Obligation-3.4%
Mexican Bonos
  8.00%, 12/19/13
  (cost $2,696,093)                     MXN        29,100       2,715,560
                                                            -------------
Netherlands-1.0%
Corporate Debt Obligations-1.0%
ING Nederland Bank
  6.00%, 5/30/07                        NLG           300         175,697
Koninklijke (Royal) Philips
  Electronics NV
  5.75%, 5/16/08                        EUR           470         614,328
                                                            -------------
Total Dutch Securities
  (cost $777,831)                                                 790,025
                                                            -------------
New Zealand-1.3%
Government Obligation-1.3%
New Zealand Government
  6.00%, 7/15/08
  (cost $1,024,718)                     NZD         1,580       1,048,899
                                                            -------------

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 13


                                                   Principal
                                                    Amount
                                                     (000)   U.S. $ Value
===============================================================================
Norway-1.6%
Government Obligation-1.6%
Kingdom of Norway
  5.50%, 5/15/09
  (cost $1,260,358)                     NOK         7,829   $   1,240,161
                                                            -------------
Panama-0.5%
Government Obligation-0.5%
Republic of Panama
  9.63%, 2/08/11
  (cost $429,270)                       US$           375         426,563
                                                            -------------
Peru-0.3%
Government Obligations-0.3%
Republic of Peru
  8.20%, 8/12/26                        PEN            14           4,924
  12.25%, 8/10/11                                     600         232,931
                                                            -------------
Total Peruvian Securities
  (cost $236,972)                                                 237,855
                                                            -------------
Poland-5.8%
Government Obligations-5.8%
Republic of Poland
  4.25%, 5/24/11                        PLN         3,066         977,804
  6.00%, 11/24/10                                  10,600       3,614,069
                                                            -------------
Total Polish Securities
  (cost $4,238,380)                                             4,591,873
                                                            -------------
Russia-1.0%
Government Obligation-1.0%
Russian Ministry of Finance
  3.00%, 5/14/08(b)
  (cost $811,274)                       US$           856         822,873
                                                            -------------
South Korea-3.8%
Government Obligations-3.8%
South Korean Won Credit Linked Note
  5.00%, 3/10/11                        KRW       800,798         853,983
  5.25%, 12/10/10                               1,022,175       1,099,035
  5.25%, 12/11/10                                 962,113       1,034,455
                                                            -------------
Total South Korean Securities
  (cost $2,887,866)                                             2,987,473
                                                            -------------


14 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                   Principal
                                                    Amount
                                                     (000)   U.S. $ Value
===============================================================================
Sweden-4.9%
Corporate Debt Obligation-0.7%
Svenska Handelsbanken
  5.13%, 12/28/11(a)                    EUR           400   $     511,497
                                                            -------------
Government Obligation-4.2%
Kingdom of Sweden
  5.00%, 1/28/09                        SEK        23,400       3,343,598
                                                            -------------
Total Swedish Securities
  (cost $3,830,054)                                             3,855,095
                                                            -------------
Turkey-0.3%
Government Obligations-0.3%
New Turkish Lira Credit Linked Note
  Zero Coupon, 6/28/07                  TRY           266         162,970
  Zero Coupon, 6/28/07                                117          71,842
                                                            -------------
Total Turkish Securities
  (cost $222,958)                                                 234,812
                                                            -------------
Ukraine-0.0%
Government Obligation-0.0%
Government of Ukraine
  11.00%, 3/15/07(c)
  (cost $4,203)                         US$             5           4,761
                                                            -------------
United Kingdom-2.2%
Corporate Debt Obligations-1.9%
Marks & Spencer PLC
  5.13%, 11/07/06                       EUR           300         382,934
mmO2 PLC
  6.38%, 1/25/07(b)                                   410         526,206
Rentokil Initial
  5.75%, 5/21/07                                      300         386,258
Vodafone Group PLC
  4.25%, 5/27/09                                      150         192,261
                                                            -------------
                                                                1,487,659
                                                            -------------
Government Obligation-0.3%
United Kingdom Treasury Note
  4.50%, 3/07/07                        GBP           128         243,698
                                                            -------------
Total United Kingdom Securities
  (cost $1,596,487)                                             1,731,357
                                                            -------------


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 15


                                                   Principal
                                                    Amount
                                                     (000)   U.S. $ Value
===============================================================================
United States-47.7%
Bank Loans-10.1%
Graham Packaging Co. LP
  7.63-7.88%, 9/15/11                   US$           491   $     493,500
IPC Acquisition Corp.
  7.87%, 9/28/13                                      500         502,815
Keystone Automotive Operations, Inc.
  7.87-9.75%, 10/30/09                                373         373,097
LandSource Communities Development
  LLC
  7.88%, 7/31/10                                      500         495,940
MGM Holdings II, Inc.
  8.62%, 3/15/12                                      498         491,420
NE Energy
  11.75%, 4/15/13                                   1,000       1,012,500
Neiman Marcus Group, Inc.
  7.64%, 4/06/13                                      475         478,201
North Las Vegas
  8.12%, 4/20/11                                      199         191,040
  12.37%, 4/20/12                                   1,100       1,056,000
PGT Industries, Inc.
  8.41%, 2/14/12                                      424         425,287
Prestige Brands, Inc.
  7.71-9.50%, 4/15/11                                 488         489,328
Standard Pac
  6.93%, 5/01/13                                    1,000         978,750
United Air Lines, Inc.
  9.13%, 2/01/12                                       31          31,612
  9.25%, 2/01/12                                      218         221,084
United Subcontractors, Inc.
  8.36%, 12/27/12                                     744         722,044
                                                            -------------
                                                                7,962,618
                                                            -------------
Corporate Debt Obligations-8.2%
Altria Group, Inc.
  7.75%, 1/15/27                                      150         184,026
CWALT 2005-62 2A1
  5.56%, 12/25/35(d)                                  354         354,337
Embarq Corp.
  7.08%, 6/01/16                                       99         101,297
Ford Motor Credit Co.
  4.95%, 1/15/08(b)                                   100          97,520
  6.63%, 6/16/08                                      115         112,829
Genworth Financial, Inc.
  1.60%, 6/20/11(b)                     JPY        22,000         187,360
HCA, Inc.
  7.58%, 9/15/25(b)                     US$            65          51,892
HEMT 2006-5 A1
  5.50%, 1/25/37(a)                                   400         399,752
HFCHC 2006-1 M1
  5.60%, 1/20/36(d)                                   355         354,897



16 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                   Principal
                                                    Amount
                                                     (000)   U.S. $ Value
===============================================================================
IPALCO Enterprises, Inc.
  8.38%, 11/14/08(b)                    US$           150   $     155,250
ITT Corp.
  7.38%, 11/15/15                                     304         307,040
JPALT 2006-A4 A1
  5.95%, 9/25/36(a)                                   586         588,867
Kinder Morgan Finance
  5.35%, 1/05/11                                      227         221,702
MSM 2006-11 1A2
  6.35%, 8/25/36(a)                                   200         202,292
OOMLT 2006-2 2A2
  5.42%, 7/25/36(a)                                   780         780,000
R.R. Donnelley & Sons Co.
  4.95%, 4/01/14                                       55          49,528
RALI 2006-Q07 M1
  5.73%, 9/25/46(a)                                   325         325,533
SASC 2005-WMC1 A2
  5.51%, 1/25/35(a)                                   409         409,181
SAST 2005-4 A2A
  5.41%, 11/25/37(a)                                  355         354,960
WFHET 2004-1 1A
  5.62%, 4/25/34(a)                                   751         754,213
WFMBS 2006-AR11 A4
  5.54%, 8/25/36(a)                                   507         504,249
                                                            -------------
                                                                6,496,725
                                                            -------------
Municipal Debt Obligation-0.1%
Alameda Corridor Transportation Authority
  6.60%, 10/01/29                                     100         112,914
U.S. Government and Government
  Sponsored Agency Obligations-29.3%
Federal Home Loan Mortgage Corp.
  3.82%, 2/01/34(d)                                   688         689,186
  4.11%, 1/01/35(d)                                   830         819,878
  4.88%, 3/15/07                                    8,885       8,868,518
Federal National Mortgage Association
  4.08%, 3/01/35(d)                                 1,214       1,195,113
  4.10%, 10/01/34(d)                                1,168       1,158,119
  4.11%, 11/01/34(d)                                1,206       1,206,052
  4.12%, 12/01/34(d)                                  921         919,170
  5.50%, 6/01/33                                    1,808       1,791,842
  5.50%, 2/01/35(b)                                 3,947       3,907,144
Federal National Mortgage Association
  30 Year TBA
  5.50%, 11/01/34                                     940         928,837
FHRR R008 FK
  5.72%, 7/15/23(a)                                 1,274       1,275,142
FNR 2006-21 CA
  5.50%, 3/25/29                                      399         397,943
                                                            -------------
                                                               23,156,944
                                                            -------------


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 17


                                                             U.S. $ Value
===============================================================================
Total United States Securities
  (cost $37,836,081)                                        $  37,729,201
                                                            -------------
Total Investments-101.8%
  (cost $79,886,175)                                           80,629,871
Other assets less liabilities-(1.8%)                           (1,440,892)
                                                            -------------
Net Assets-100%                                             $  79,188,979
                                                            =============


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)


                                                U.S. $          U.S. $
                              Contract        Value on        Value at       Unrealized
                               Amount       Origination      October 31,    Appreciation/
                               (000)            Date            2006       (Depreciation)
=========================================================================================
Buy Contracts:
Canadian Dollar,
  settling 12/11/06            440,278     $   394,254     $   392,540       $  (1,714)
Euro Dollar,
  settling 1/29/07             652,053         834,235         835,945           1,710
Mexican Peso,
  settling 11/30/06          7,578,240         699,006         703,653           4,647
Swedish Krona,
  settling 11/21/06         10,829,614       1,499,053       1,501,530           2,477
Sale Contracts:
Australian Dollar,
  settling 12/19/06             62,876          47,090          48,630          (1,540)
Canadian Dollar,
  settling 12/11/06          3,173,907       2,810,035       2,829,769         (19,734)
Euro Dollar,
  settling 1/29/07           6,782,743       8,581,017       8,695,623        (114,606)
Japanese Yen,
  settling 1/12/07         807,444,231       6,945,876       6,973,595         (27,719)
  settling 1/12/07          46,483,233         399,677         401,458          (1,781)
South Korean Won,
  settling 11/14/06      1,051,641,143       1,101,022       1,116,431         (15,409)
  settling 1/23/07       1,667,548,820       1,746,673       1,773,573         (26,900)
Mexican Peso,
  settling 11/30/06         36,567,144       3,311,581       3,395,322         (83,741)
Norwegian Kroner,
  settling 11/10/06          8,224,611       1,256,356       1,258,731          (2,375)
  settling 11/10/06         15,735,785       2,406,966       2,408,274          (1,308)
Polish Zloty,
  settling 11/13/06         13,111,243       4,234,214       4,327,936         (93,722)
  settling 11/13/06          1,071,574         349,409         353,720          (4,311)
Swedish Krona,
  settling 11/21/06         21,536,000       2,983,073       2,985,975          (2,902)
Swiss Franc
  settling 1/31/07           1,908,829       1,542,052       1,548,036          (5,984)


18 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


FINANCIAL FUTURES CONTRACTS SOLD (see Note D)


                                                                U.S. $
                                                               Value at     Unrealized
                  Number of   Expiration        Original      October 31,  Appreciation/
       Type       Contracts      Month            Value          2006     (Depreciation)
=========================================================================================
Japan
  10 Yr Bond          2      December 2006    $ 2,302,424    $ 2,299,688   $   2,736
U.S Treasury Note
  10 Yr Futures      30      December 2006      3,212,813      3,246,563     (33,750)
                                                                           ---------
                                                                           $ (31,014)
                                                                           ---------


INTEREST RATE SWAP TRANSACTIONS (see Note D)


                                                       Rate Type
                                                ----------------------
                     Notional                   Payments      Payments      Unrealized
     Swap             Amount      Termination   made by     received by    Appreciation/
 Counterparty         (000)           Date      the Fund     the Fund     (Depreciation)
=========================================================================================
Deutsche Banc      MXN 46,500       1/12/07      7.31%*       10.35%         $ 27,616
Deutsche Banc      MXN 46,500       1/12/07      9.90%         7.31%*         (23,063)


* Variable rates are based on the Interbank equilibrium interest rate for Mexican Pesos.


(a)  Variable rate coupon, rate shown as of October 31, 2006.

(b) Positions, or a portion thereof, with an aggregate market value of $7,243,903 have been segregated to collateralize forward currency exchange contracts.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the aggregate market value of these securities amounted to $411,401 or 0.5% of net assets.

(d) Coupon changes periodically based upon a predetermined schedule. Stated interest rate was in effect at October 31, 2006.

     Currency Abbreviations:
     AUD - Australian Dollar
     BRL - Brazilian Real
     CAD - Canadian Dollar
     EUR - Euro Dollar
     GBP - Great British Pound
     IDR - Indonesian Rupiah
     JPY - Japanese Yen
     KRW - Korean Won
     MXN - Mexican Peso
     NLG - Netherlands Guilders
     NOK - Norwegian Kroner
     NZD - New Zealand Dollar
     PEN - Peruvian New Sol
     PLN - Polish Zloty
     SEK - Swedish Krona
     TRY - New Turkish Lira
     US$ - United States Dollar


     See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 19


STATEMENT OF ASSETS & LIABILITIES
October 31, 2006

ASSETS
Investments in securities, at value (cost $79,886,175)            $ 80,629,871
Cash                                                                 1,018,165
Foreign cash, at value (cost $329,993)                                 332,046
Interest receivable                                                  1,178,745
Receivable for capital stock sold                                      373,682
Unrealized appreciation of swap contracts                               27,616
Receivable for variation margin on futures contracts                    14,366
Unrealized appreciation of forward currency exchange
  contracts                                                              8,834
                                                                  ------------
Total assets                                                        83,583,325
                                                                  ------------
LIABILITIES
Due to broker                                                           35,533
Payable for investment securities purchased                          2,682,174
Payable for capital stock redeemed                                     876,219
Unrealized depreciation of forward currency exchange
  contracts                                                            403,746
Dividends payable                                                       54,591
Distribution fee payable                                                50,828
Advisory fee payable                                                    34,085
Administrative fee payable                                              32,183
Unrealized depreciation of swap contracts                               23,063
Transfer Agent fee payable                                               5,898
Accrued expenses and other liabilities                                 196,026
                                                                  ------------
Total liabilities                                                    4,394,346
                                                                  ------------
Net Assets                                                        $ 79,188,979
                                                                  ============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $      9,181
Additional paid-in capital                                         113,253,232
Distributions in excess of net investment income                       (86,840)
Accumulated net realized loss on investments
  and foreign currency transactions                                (34,287,815)
Net unrealized appreciation of investments
  and foreign currency denominated assets and liabilities              301,221
                                                                  ------------
                                                                  $ 79,188,979
                                                                  ============


Net Asset Value Per Share--21 billion shares of capital stock authorized, $.001 par value

                                                    Shares          Net Asset
Class                        Net Assets          Outstanding          Value
===============================================================================
A                           $ 25,347,956          2,938,944          $ 8.62*
B                           $ 40,136,613          4,653,371          $ 8.63
C                           $ 11,040,432          1,279,720          $ 8.63
Advisor                     $  2,493,647            289,318          $ 8.62
R                           $     19,844              2,305          $ 8.61
K                           $    140,758             16,355          $ 8.61
I                           $      9,729              1,130          $ 8.61


* The maximum offering price per share for Class A shares was $9.00 which reflects a sales charge of 4.25%.

     See notes to financial statements.


20 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


STATEMENT OF OPERATIONS
Year Ended October 31, 2006


INVESTMENT INCOME
Interest (net of foreign taxes withheld
  of $5,081)                                   $ 4,995,839
Dividends                                           12,861         $ 5,008,700
                                               -----------
EXPENSES
Advisory fee                                       437,130
Distribution fee--Class A                           72,384
Distribution fee--Class B                          496,633
Distribution fee--Class C                          114,444
Distribution fee--Class R                               53
Distribution fee--Class K                              100
Transfer agency--Class A                            32,309
Transfer agency--Class B                            83,337
Transfer agency--Class C                            17,214
Transfer agency--Advisor Class                       2,837
Transfer agency--Class R                                24
Transfer agency--Class K                                79
Transfer agency--Class I                                13
Custodian                                          204,219
Registration                                       115,524
Administrative                                      98,800
Legal                                               98,087
Audit                                               90,149
Printing                                            35,773
Directors' fees                                     33,091
Miscellaneous                                       13,030
                                               -----------
Total expenses before interest expense           1,945,230
Interest expense                                    49,031
                                               -----------
Total expenses                                   1,994,261
Less: expense offset arrangement
  (see Note B)                                      (3,980)
                                               -----------
Net expenses                                                         1,990,281
                                                                   -----------
Net investment income                                                3,018,419
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                            4,605,013
  Futures contracts                                                  1,260,681
  Swap contracts                                                        (3,175)
  Foreign currency transactions                                        (59,657)
Net change in unrealized appreciation/
  depreciation of:
  Investments                                                       (2,639,374)
  Futures contracts                                                   (784,983)
  Swap contracts                                                       (17,978)
  Foreign currency denominated assets
    and liabilities                                                   (911,327)
                                                                   -----------
Net gain on investments and foreign
  currency transactions                                              1,449,200
                                                                   -----------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $ 4,467,619
                                                                   ===========

See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 21


STATEMENT OF CHANGES IN NET ASSETS

                                               Year Ended          Year Ended
                                               October 31,         October 31,
                                                  2006                2005
                                              ============        ============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income                         $  3,018,419        $  4,665,621
Net realized gain on investments and
  foreign currency transactions                  5,802,862           7,714,162
Net change in unrealized appreciation/
  depreciation of investments and foreign
  currency denominated assets and
  liabilities                                   (4,353,662)         (6,293,351)
                                              ------------        ------------
Net increase in net assets from
  operations                                     4,467,619           6,086,432
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income
  Class A                                         (932,443)         (1,238,825)
  Class B                                       (1,577,682)         (2,918,184)
  Class C                                         (361,764)           (521,507)
  Advisor Class                                    (87,749)            (79,008)
  Class R                                             (384)               (299)
  Class K                                           (1,411)               (316)
  Class I                                             (410)               (335)
Net realized gains on investment and
  foreign currency transactions
  Class A                                         (610,401)                 -0-
  Class B                                       (1,423,101)                 -0-
  Class C                                         (291,305)                 -0-
  Advisor Class                                    (40,818)                 -0-
  Class R                                             (251)                 -0-
  Class K                                             (250)                 -0-
  Class I                                             (249)                 -0-
CAPITAL STOCK TRANSACTIONS
Net decrease                                   (16,829,166)        (33,293,187)
                                              ------------        ------------
Total decrease                                 (17,689,765)        (31,965,229)
NET ASSETS
Beginning of period                             96,878,744         128,843,973
                                              ------------        ------------
End of period (including undistributed/
  (distributions in excess) of net
  investment income of $(86,840)
  and $1,601,401, respectively)               $ 79,188,979        $ 96,878,744
                                              ============        ============


See notes to financial statements.


22 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


NOTES TO FINANCIAL STATEMENTS
October 31, 2006


NOTE A
SIGNIFICANT ACCOUNTING POLICIES

AllianceBernstein Global Strategic Income Trust, Inc. (the "Fund"), was incorporated in the State of Maryland on October 25, 1995 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 23


has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


24 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. TAXES

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. CLASS ALLOCATIONS

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

6. DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 25


NOTE B
ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.90%, 2.60%, 2.60%, 1.60%, 2.10%, 1.85% and 1.60%
of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended October 31, 2006, there were no fees waived by the Adviser.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2006, such fees amounted to $98,800.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $61,079 for the year ended October 31, 2006.

For the year ended October 31, 2006, the Fund's expenses were reduced by $3,980 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,866 from the sale of Class A shares and received $243, $27,402 and $2,385 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2006.

NOTE C
DISTRIBUTION SERVICES AGREEMENT

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to the Class A shares, 1% of the average daily net assets attributable to the Class B and


26 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I and Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,723,632, $1,555,623, $1,966 and $5,870 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2006, were as follows:

                                           Purchases              Sales
                                         =============       =============
Investment securities (excluding
  U.S. government securities)            $ 110,909,627       $ 149,972,037
U.S. government securities                  14,996,156          12,855,756

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts and swap contracts) are as follows:

Cost                                                         $  79,887,727
                                                             =============
Gross unrealized appreciation                                $   1,159,839
Gross unrealized depreciation                                     (417,695)
                                                             -------------
Net unrealized appreciation                                  $     742,144
                                                             =============

1. FINANCIAL FUTURES CONTRACTS

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 27


in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. FORWARD CURRENCY EXCHANGE CONTRACTS

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward currency exchange contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. OPTION TRANSACTIONS

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.


28 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund's selling or buying a security or currency at a price different from the current market value. For the year ended October 31, 2006, the Fund had no transactions in written options.

4. SWAP AGREEMENTS

The Fund may enter into swaps to hedge its exposure to foreign currency interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities or currencies.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 29


contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At October 31, 2006, the Fund had no Sale Contracts outstanding.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had no Buy Contracts outstanding as of October 31, 2006.

5. DOLLAR ROLLS

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may


30 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended October 31, 2006, the Fund earned income of $78,851 from dollar roll transactions.

6. REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price.

For the year ended October 31, 2006, the average amount of reverse repurchase agreements outstanding was $1,529,508 and the daily weighted average annual interest rate was 2.64%

NOTE E
CAPITAL STOCK

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:


                                       Shares                       Amount
                           ----------------------------  -------------------------------
                             Year Ended      Year Ended    Year Ended      Year Ended
                             October 31,     October 31,   October 31,     October 31,
                                 2006           2005           2006           2005
                           =============================================================
CLASS A
Shares sold                    696,820         435,207   $   5,993,245   $   3,796,086
Shares issued in
  reinvestment of
  dividends and
  distributions                130,309          87,205       1,122,142         765,090
Shares converted
  from Class B                 465,429         281,430       4,002,270       2,465,647
Shares redeemed             (1,139,925)     (1,427,311)     (9,813,690)    (12,511,947)
Net increase
  (decrease)                   152,633        (623,469)  $   1,303,967   $  (5,485,124)

CLASS B
Shares sold                    546,877         398,235   $   4,698,801   $   3,455,761
Shares issued in
  reinvestment of
  dividends and
  distributions                231,207         163,313       1,990,903       1,433,026
Shares converted
  to Class A                  (465,381)       (281,352)     (4,002,270)     (2,465,647)
Shares redeemed             (2,496,464)     (3,219,078)    (21,524,182)    (28,212,036)
Net decrease                (2,183,761)     (2,938,882)  $ (18,836,748)  $ (25,789,896)


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 31
_______________________________________________________________________________


                                       Shares                       Amount
                           ----------------------------  -------------------------------
                             Year Ended      Year Ended    Year Ended      Year Ended
                             October 31,     October 31,   October 31,     October 31,
                                 2006           2005           2006           2005
                           =============================================================
CLASS C
Shares sold                    323,484         123,189   $   2,783,250   $   1,080,910
Shares issued in
  reinvestment of
  dividends and
  distributions                 45,395          30,828         390,876         270,561
Shares redeemed               (409,063)       (465,836)     (3,520,597)     (4,094,941)
Net decrease                   (40,184)       (311,819)      $(346,471)    $(2,743,470)

ADVISOR CLASS
Shares sold                    134,901         132,088   $   1,156,809   $   1,159,932
Shares issued in
  reinvestment of
  dividends and
  distributions                 13,698           7,916         117,797          69,649
Shares redeemed                (42,464)        (61,084)       (364,555)       (534,450)
Net increase                   106,135          78,920   $     910,051   $     695,131


                             Year Ended   March 1, 2005(a)  Year Ended   March 1, 2005(a)
                             October 31,   to October 31,   October 31,   to October 31,
                                 2006           2005           2006           2005
                           =============================================================
CLASS R
Shares sold                      1,161           1,141   $       9,974   $      10,100
Shares issued in
  reinvestment of
  dividends and
  distributions                      3              -0-             23              -0-
Shares redeemed                     -0-             -0-             (3)             -0-
Net increase                     1,164           1,141   $       9,994         $10,100

CLASS K
Shares sold                     15,110           1,138   $     129,119   $      10,072
Shares issued in
  reinvestment of
  dividends and
  distributions                    107              -0-            922              -0-
Shares redeemed                     -0-             -0-             -0-             -0-
Net increase                    15,217           1,138   $     130,041   $      10,072

CLASS I
Shares sold                         -0-          1,130   $          -0-  $      10,000
Shares redeemed                     -0-             -0-             -0-             -0-
Net increase                        -0-          1,130   $          -0-  $      10,000


(a) Commencement of distributions


32 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


NOTE F
RISKS INVOLVED IN INVESTING IN THE FUND

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G
JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2006.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 33


NOTE H
DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 were as follows:

                                    2006                2005
                                ===========         ===========
Distributions paid from:
  Ordinary income               $ 5,328,218         $ 4,758,474
                                -----------         -----------
Total taxable distributions       5,328,218           4,758,474
                                -----------         -----------
Total distributions paid        $ 5,328,218         $ 4,758,474
                                ===========         ===========

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses              $ (34,746,525)(a)
Unrealized appreciation/(depreciation)                  727,682(b)
                                                  -------------
Total accumulated earnings/(deficit)              $ (34,018,843)(c)
                                                  =============


(a) On October 31, 2006 the Fund had a net capital loss carryforward of $34,321,565 of which $10,500,394 expires in the year 2009 and $23,821,171 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $5,032,947. For the year ended October 31, 2006, the cumulative deferred loss on straddles was $424,960.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swap income, the realization for tax purposes of gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.


During the current fiscal year, permanent differences, primarily due to foreign currency, the tax treatment of bond premium, and the tax treatment of swap income, distribution reclassification, and distribution in excess of net investment income resulted in a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in undistributed net investment income and a corresponding net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I
LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to


34 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST



them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 35


On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.


36 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order wih the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 37


(iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J
RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes"


38 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 39


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                             Class A
                                 ------------------------------------------------------------------------------------------
                                                                     Year Ended October 31,
                                 ------------------------------------------------------------------------------------------
                                       2006                2005                2004(a)             2003             2002(b)
===========================================================================================================================
Net asset value,
  beginning of period                $ 8.70              $ 8.63              $ 8.65              $ 7.75              $ 8.43
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                .34                 .39                 .48(d)              .55                 .63
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                          .14                 .09                 .02                 .93                (.67)
Net increase (decrease) in
  net asset value from
  operations                            .48                 .48                 .50                1.48                (.04)
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                               (.34)               (.41)               (.52)               (.29)               (.52)
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                         (.22)                 -0-                 -0-                 -0-                 -0-
Tax return of capital                    -0-                 -0-                 -0-               (.29)               (.12)
Total dividends and
  distributions                        (.56)               (.41)               (.52)               (.58)               (.64)
Net asset value, end of period       $ 8.62              $ 8.70              $ 8.63              $ 8.65              $ 7.75
TOTAL RETURN
Total investment return based
  on net asset value(e)                5.61%               5.67%               5.89%              19.57%               (.50)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                   $25,348             $24,250             $29,465             $37,043             $38,631
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements             1.78%(f)            1.54%               1.43%               1.60%               1.53%
  Expenses, before
    waivers/reimbursements             1.78%(f)            1.54%               1.60%               1.60%               1.53%
  Expenses, before waivers/
    reimbursements excluding
    interest expense                   1.72%(f)            1.54%               1.60%               1.60%               1.53%
  Net investment income                3.93%(f)            4.65%               5.83%(d)            6.50%               7.71%
Portfolio turnover rate                 169%                 98%                106%                155%                268%


See footnote summary on page 47.


40 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                             Class B
                                 ------------------------------------------------------------------------------------------
                                                                     Year Ended October 31,
                                 ------------------------------------------------------------------------------------------
                                       2006                2005                2004(a)             2003             2002(b)
===========================================================================================================================
Net asset value,
  beginning of period                $ 8.70              $ 8.63              $ 8.65              $ 7.74              $ 8.42
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                .28                 .32                 .41(d)              .48                 .57
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                          .14                 .10                 .02                 .95                (.67)
Net increase (decrease) in
  net asset value from
  operations                            .42                 .42                 .43                1.43                (.10)
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                               (.27)               (.35)               (.45)               (.27)               (.47)
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                         (.22)                 -0-                 -0-                 -0-                 -0-
Tax return of capital                    -0-                 -0-                 -0-               (.25)               (.11)
Total dividends and
  distributions                        (.49)               (.35)               (.45)               (.52)               (.58)
Net asset value, end of period       $ 8.63              $ 8.70              $ 8.63              $ 8.65              $ 7.74
TOTAL RETURN
Total investment return based
  on net asset value(e)                4.96%               4.92%               5.13%              18.89%              (1.23)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                   $40,136             $59,513             $84,385            $115,414            $117,529
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements             2.50%(f)            2.25%               2.15%               2.31%               2.24%
  Expenses, before
    waivers/reimbursements             2.50%(f)            2.25%               2.32%               2.31%               2.24%
  Expenses, before waivers/
    reimbursements excluding
    interest expense                   2.45%(f)            2.25%               2.32%               2.31%               2.24%
  Net investment income                3.24%(f)            3.94%               5.12%(d)            5.83%               7.02%
Portfolio turnover rate                 169%                 98%                106%                155%                268%


See footnote summary on page 47.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 41


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                             Class C
                                 ------------------------------------------------------------------------------------------
                                                                     Year Ended October 31,
                                 ------------------------------------------------------------------------------------------
                                       2006                2005                2004(a)             2003             2002(b)
===========================================================================================================================
Net asset value,
  beginning of period                $ 8.71              $ 8.64              $ 8.65              $ 7.75              $ 8.43
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                .28                 .33                 .40(d)              .50                 .57
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                          .14                 .09                 .04                 .92                (.67)
Net increase (decrease) in
  net asset value from
  operations                            .42                 .42                 .44                1.42                (.10)
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                               (.28)               (.35)               (.45)               (.28)               (.47)
Distributions from net realized
  gains on investment and
  foreign currency
  transactions                         (.22)                 -0-                 -0-                 -0-                 -0-
Tax return of capital                    -0-                 -0-                 -0-               (.24)               (.11)
Total dividends and
  distributions                        (.50)               (.35)               (.45)               (.52)               (.58)
Net asset value, end of period       $ 8.63              $ 8.71              $ 8.64              $ 8.65              $ 7.75
TOTAL RETURN
Total investment return based on
  net asset value(e)                   4.86%               4.93%               5.25%              18.74%              (1.22)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                   $11,040             $11,492             $14,094             $21,175             $20,113
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements             2.49%(f)            2.25%               2.14%               2.30%               2.23%
  Expenses, before
    waivers/reimbursements             2.49%(f)            2.25%               2.31%               2.30%               2.23%
  Expenses, before waivers/
    reimbursements excluding
    interest expense                   2.44%(f)            2.25%               2.31%               2.30%               2.23%
  Net investment income                3.22%(f)            3.94%               5.14%(d)            5.81%               7.00%
Portfolio turnover rate                 169%                 98%                106%                155%                268%


See footnote summary on page 47.


42 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                         Advisor Class
                                 ------------------------------------------------------------------------------------------
                                                                     Year Ended October 31,
                                 ------------------------------------------------------------------------------------------
                                       2006                2005                2004(a)             2003             2002(b)
===========================================================================================================================
Net asset value,
  beginning of period                $ 8.70              $ 8.63                    $ 8.65        $ 7.74              $ 8.43
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                .36                 .47                    .47(d)           .57                 .65
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                          .14                 .04                    .05              .95                (.67)
Net increase (decrease) in
  net asset value from
  operations                            .50                 .51                    .52             1.52                (.02)
LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net
  investment income                    (.36)               (.44)                   (.54)           (.34)               (.54)
Distributions from net realized
  gains on investment and
  foreign currency transactions        (.22)                 -0-                   -0-               -0-                 -0-
Tax return of capital                    -0-                 -0-                   -0-             (.27)               (.13)
Total dividends and
  distributions                        (.58)               (.44)                   (.54)           (.61)               (.67)
Net asset value, end of period       $ 8.62              $ 8.70                    $ 8.63        $ 8.65              $ 7.74
TOTAL RETURN
Total investment return based on
  net asset value(e)                   5.94%               6.01%                   6.21%          20.10%               (.31)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                    $2,494              $1,594                    $900          $1,483              $1,358
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements             1.49%(f)            1.26%                   1.13%           1.30%               1.24%
  Expenses, before
    waivers/reimbursements             1.49%(f)            1.26%                   1.30%           1.30%               1.24%
  Expenses, before waivers/
    reimbursements excluding
    interest expense                   1.44%(f)            1.26%                   1.30%           1.30%               1.24%
  Net investment income                4.17%(f)            4.93%                   6.15%(d)        6.84%               8.08%
Portfolio turnover rate                 169%                 98%                   106%             155%                268%


See footnote summary on page 47.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 43


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                                            Class R
                                                                                                ------------------------------
                                                                                                  Year               March 1,
                                                                                                  Ended             2005(g) to
                                                                                                October 31,         October 31,
                                                                                                   2006                2005
===============================================================================================================================
Net asset value, beginning of period                                                             $ 8.69              $ 8.85
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)                                                                            .31                 .25
Net realized and unrealized gain (loss) on investment and
  foreign currency investment transactions                                                          .14                (.15)
Net increase in net asset value from operations                                                     .45                 .10
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                               (.31)               (.26)
Distributions from net realized gains on investment and foreign
  currency transactions                                                                            (.22)                 -0-
Total dividends and distributions                                                                  (.53)               (.26)
Net asset value, end of period                                                                   $ 8.61              $ 8.69
TOTAL RETURN
Total investment return based on net asset value(e)                                                5.32%               1.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                                           $20                 $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                                                          2.03%(f)            1.94%(h)
  Expenses, before waivers/reimbursements                                                          2.03%(f)            1.94%(h)
  Expenses, before waivers/reimbursements excluding
    interest expense                                                                               1.98%(f)            1.94%(h)
  Net investment income                                                                            3.64%(f)            4.25%(h)
Portfolio turnover rate                                                                             169%                 98%


See footnote summary on page 47.


44 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                                            Class K
                                                                                                ------------------------------
                                                                                                  Year               March 1,
                                                                                                  Ended             2005(g) to
                                                                                                October 31,         October 31,
                                                                                                   2006                2005
===============================================================================================================================
Net asset value, beginning of period                                                             $ 8.69              $ 8.85
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)                                                                            .29                 .27
Net realized and unrealized gain (loss) on investment and
  foreign currency investment transactions                                                          .19                (.15)
Net increase in net asset value from operations                                                     .48                 .12
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                               (.34)               (.28)
Distributions from net realized gains on investment and
  foreign currency transactions                                                                    (.22)                 -0-
Total dividends and distributions                                                                  (.56)               (.28)
Net asset value, end of period                                                                   $ 8.61              $ 8.69
TOTAL RETURN
Total investment return based on net asset value(e)                                                5.61%               1.36%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                                          $141                 $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                                                          1.80%(f)            1.63%(h)
  Expenses, before waivers/reimbursements                                                          1.80%(f)            1.63%(h)
  Expenses, before waivers/reimbursements excluding
    interest expense                                                                               1.75%(f)            1.63%(h)
  Net investment income                                                                            3.63%(f)            4.55%(h)
Portfolio turnover rate                                                                             169%                 98%


See footnote summary on page 47.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 45


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                                                            Class I
                                                                                                ------------------------------
                                                                                                  Year               March 1,
                                                                                                  Ended             2005(g) to
                                                                                                October 31,         October 31,
                                                                                                   2006                2005
===============================================================================================================================
Net asset value, beginning of period                                                             $ 8.69              $ 8.85
INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)                                                                            .37                 .29
Net realized and unrealized gain (loss) on investment and
  foreign currency investment transactions                                                          .14                (.15)
Net increase in net asset value from operations                                                     .51                 .14
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                               (.37)               (.30)
Distributions from net realized gains on investment and
  foreign currency transactions                                                                    (.22)                 -0-
Total dividends and distributions                                                                  (.59)               (.30)
Net asset value, end of period                                                                   $ 8.61              $ 8.69
TOTAL RETURN
Total investment return based on net asset value(e)                                                5.95%               1.58%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                                           $10                 $10
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements                                                          1.46%(f)            1.30%(h)
  Expenses, before waivers/reimbursements                                                          1.46%(f)            1.30%(h)
  Expenses, before waivers/reimbursements excluding
    interest expense                                                                               1.41%(f)            1.30%(h)
  Net investment income                                                                            4.25%(f)            4.88%(h)
Portfolio turnover rate                                                                             169%                 98%


See footnote summary on page 47.


46 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the year ended October 31, 2004, was to decrease net investment income per share by $0.001 for Class A, B, C, and Advisor Class and increase net realized and unrealized gain (loss) on investment transactions per share by $0.001 for Class A, B, C, and Advisor Class. Consequently, the ratios of net investment income to average net assets were decreased by 0.20% for Class A, B, C and Advisor Class, respectively.

(b) As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $.03, decrease net realized and unrealized loss on investments per share by $.03 for Class A, B, C and Advisor Class, respectively, and decrease the ratio of net investment income to average net assets from 8.03% to 7.71% for Class A, from 7.34% to 7.02% for Class B, from 7.32% to 7.00% for Class C and from 8.40% to 8.08% for Advisor Class. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d)  Net of waivers/reimbursement by the Adviser.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  The ratio includes expenses attributable to costs of proxy solicitation.

(g)  Commencement of distributions.

(h)  Annualized.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 47


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST, INC.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Global Strategic Income Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Strategic Income Trust, Inc. at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP


New York, New York
December 19, 2006




TAX INFORMATION (unaudited)


For foreign shareholders, the Fund designates 25.5% of its ordinary dividends as qualified interest income.


48 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
Nancy P. Jacklin(1)
D. James Guzy(1)
Marshall C. Turner(1)


OFFICERS(2)


Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon, Vice President
Gershon Distenfeld, Vice President
Michael L. Mon, Vice President
Douglas J. Peebles, Vice President
Matthew S. Sheridan, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


PRINCIPAL UNDERWRITER

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


CUSTODIAN

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109


LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


TRANSFER AGENT

AllianceBernstein
Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) The management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Mr. Douglas J. Peebles, Mr. Paul J. DeNoon, Mr. Gershon Distenfeld, Mr. Michael L. Mon and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 49


MANAGEMENT OF THE FUND


BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                     PORTFOLIOS
                                                                       IN FUND       OTHER
   NAME, ADDRESS,                       PRINCIPAL                      COMPLEX   DIRECTORSHIPS
        AGE                           OCCUPATION(S)                  OVERSEEN BY    HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                 DIRECTOR     DIRECTOR
==============================================================================================
INTERESTED DIRECTOR

Marc O. Mayer, +                 Executive Vice President of             111     SCB Partners
1345 Avenue of the               AllianceBernstein L.P.                          Inc. and SCB
Americas                         ("AllianceBernstein") since 2001 and            Inc.
New York, NY 10105               Executive Managing Director of
49                               AllianceBernstein Investments, Inc.
(2003)                           ("ABI") since 2003; prior thereto he
                                 was head of AllianceBernstein
                                 Institutional Investments, a unit of
                                 AllianceBernstein from 2001-2003.
                                 Prior thereto, Chief Executive
                                 Officer of Sanford C. Bernstein &
                                 Co., LLC (institutional research
                                 and brokerage arm of Bernstein &
                                 Co., LLC) ("SCB & Co.") and its
                                 predecessor since prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #,##      Investment Adviser and an               113     None
P.O. Box 5060                    Independent Consultant. He was
Greenwich, CT 06831              formerly Senior Manager of Barrett
Chairman of the Board            Associates, Inc., a registered
74                               investment adviser, with which he
(1995)                           had been associated since prior to
                                 2001. He was formerly Deputy
                                 Comptroller and Chief Investment
                                 Officer of the State of New York
                                 and, prior thereto, Chief Invest-
                                 ment Officer of the New York Bank
                                 for Savings.

Ruth Block, #,**                 Formerly, Executive Vice President      100     None
500 SE Mizner Blvd.              and Chief Insurance Officer of The
Boca Raton, FL 33432             Equitable Life Assurance Society of
76                               the United States; Chairman and
(1995)                           Chief Executive Officer of Evlico
                                 (insurance); Director of Avon, BP
                                 (oil and gas), Ecolab Incorporated
                                 (specialty chemicals), Tandem
                                 Financial Group and Donaldson, Lufkin
                                 & Jenrette Securities Corporation; and
                                 Governor at Large, National Association
                                 of Securities Dealers, Inc.


50 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


                                                                     PORTFOLIOS
                                                                       IN FUND       OTHER
   NAME, ADDRESS,                       PRINCIPAL                      COMPLEX   DIRECTORSHIPS
        AGE                           OCCUPATION(S)                  OVERSEEN BY    HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                 DIRECTOR     DIRECTOR
==============================================================================================
DISINTERESTED DIRECTORS
(continued)

David H. Dievler, #              Independent Consultant. Until           112     None
P.O. Box 167                     December 1994, he was Senior
Spring Lake, NJ 07762            Vice President of AllianceBernstein
77                               Corporation ("AB Corp.") (formerly,
(1995)                           Alliance Capital Management
                                 Corporation) responsible for
                                 mutual fund administration. Prior
                                 to joining AB Corp. in 1984, he
                                 was Chief Financial Officer of
                                 Eberstadt Asset Management
                                 since 1968. Prior to that, he was a
                                 Senior Manager at Price
                                 Waterhouse & Co. Member of
                                 American Institute of Certified
                                 Public Accountants since 1953.

John H. Dobkin, #                Consultant. Formerly, President of      111     None
P.O. Box 12                      Save Venice, Inc. (preservation
Annandale, NY 12504              organization) from 2001-2002,
64                               a Senior Advisor from June 1999-
(1995)                           June 2000 and President of
                                 Historic Hudson Valley (historic
                                 preservation) from December
                                 1989-May 1999. Previously,
                                 Director of the National Academy
                                 of Design and during 1988-1992,
                                 Director and Chairman of the
                                 Audit Committee of AB Corp.
                                 (formerly Alliance Capital
                                 Management Corporation).

Michael J. Downey, #             Consultant since January 2004.          111     Asia Pacific
c/o AllianceBernstein L.P.       Formerly, managing partner of                   Fund, Inc.
Attn: Philip L. Kirstein         Lexington Capital, LLC (investment              and The
1345 Avenue of the               advisory firm) from December 1997               Merger Fund
Americas                         until December 2003. Prior thereto,
New York, NY 10105               Chairman and CEOof Prudential
62                               Mutual Fund Management from
(2005)                           1987 to 1993.

D. James Guzy, #                 Chairman of the Board of PLX            111     Intel Corporation
P.O. Box 128                     Technology (semi-conductors)                    (semi-conductors),
Glenbrook, NV 89413              and of SRC Computers, Inc.                      Cirrus Logic
70                               with which he has been associated               Corporation,
(2005)                           since prior to 2001. He is also                 (semi-conductors),
                                 President of the Arbor Company                  and the
                                 (private family investments).                   Davis Selected
                                                                                 Advisors Group
                                                                                 of Mutual Funds


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 51


                                                                     PORTFOLIOS
                                                                       IN FUND       OTHER
   NAME, ADDRESS,                       PRINCIPAL                      COMPLEX   DIRECTORSHIPS
        AGE                           OCCUPATION(S)                  OVERSEEN BY    HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                 DIRECTOR     DIRECTOR
=============================================================================================
DISINTERESTED DIRECTORS
(continued)

Nancy P. Jacklin, #              Formerly, U.S. Executive Director of    111     None
4046 Chancery Court, NW          the International Monetary Fund
Washington, DC 20007             (December 2002-May 2006); Partner,
58                               Clifford Chance (1992-2002); Senior
(2006)                           Counsel, International Banking and
                                 Finance, and Associate General
                                 Counsel, Citicorp (1985-1992);
                                 Assistant General Counsel
                                 (International), Federal Reserve
                                 Board of Governors (1982-1985);
                                 and Attorney Advisor, U.S.
                                 Department of the Treasury (1973-
                                 1982). Member of the Bar of the
                                 District of Columbia and of New
                                 York; and member of the Council
                                 on Foreign Relations.

Marshall C. Turner, Jr., #       Principal of Turner Venture             111     The George
220 Montgomery Street            Associates (venture capital                     Lucas
Penthouse 10                     and consulting) since prior to                  Educational
San Francisco, CA                2001. From 2003 until May 31,                   Foundation
94104                            2006, he was CEO of Toppan                      and National
65                               Photomasks, Inc., Austin, Texas                 Datacast, Inc.
(2005)                           (semi-conductor manufacturing
                                 services).


*    There is no stated term of office for the Fund's Directors.

##   Member of the Fair Value Pricing Committee.

**   Ms. Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Despositary Shares of AXA.

#    Member of the Audit Committee, the Governance and Nominating Committee and
Independent Directors Committee.

+    Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of AllianceBernstein.


52 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


OFFICER INFORMATION

Certain information concerning the Fund's Officers is listed below.


NAME, ADDRESS* AND           POSITION(S)              PRINCIPAL OCCUPATION
     AGE                   HELD WITH FUND             DURING PAST 5 YEARS
======================================================================================
Marc O. Mayer           President and           See biography above.
49                      Chief Executive Officer

Philip L. Kirstein      Senior Vice President   Senior Vice President and Independent
61                      and Independent         Compliance Officer of the Alliance-
                        Compliance Officer      Bernstein Funds, with which he has
                                                been associated since October 2004.
                                                Prior thereto, he was Of Counsel to
                                                Kirkpatrick & Lockhart, LLP from
                                                October 2003 to October 2004,
                                                and General Counsel of Merrill Lynch
                                                Investment Managers, L.P. since prior
                                                to 2001 until March 2003.

Paul J. DeNoon          Vice President          Senior Vice President of
44                                              AllianceBernstein**, with which he has
                                                been associated since prior to 2001.

Gershon Distenfeld      Vice President          Vice President of AllianceBernstein**,
31                                              with which he has been associated
                                                since prior to 2001.

Michael L. Mon          Vice President          Vice President of AllianceBernstein**,
37                                              with which he has been associated
                                                since prior to 2001.

Douglas J. Peebles      Vice President          Executive Vice President of
41                                              AllianceBernstein**, with which he has
                                                been associated since prior to 2001.

Matthew S. Sheridan     Vice President          Vice President of AllianceBernstein**,
31                                              with which he has been associated
                                                since prior to 2001.

Emilie D. Wrapp         Secretary               Senior Vice President, Assistant
51                                              General Counsel and Assistant
                                                Secretary of ABI**, with which she has
                                                been associated since prior to 2001.

Joseph J. Mantineo      Treasurer and Chief     Senior Vice President of
47                      Financial Officer       AllianceBernstein Investor Services, Inc.
                                                ("ABIS")**, with which he has been
                                                associated since prior to 2001.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 53


NAME, ADDRESS* AND           POSITION(S)              PRINCIPAL OCCUPATION
     AGE                   HELD WITH FUND             DURING PAST 5 YEARS
======================================================================================
Vincent S. Noto         Controller              Vice President of ABIS,** with which
42                                              he has been associated since prior
                                                to 2001.


* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   AllianceBernstein, ABI, ABIS and SCB & Co. are affiliates of the Fund.

     The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.


54 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Global Strategic Income Trust, Inc. (the "Fund").(2) The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

    1. Advisory fees charged to institutional and other clients of the Adviser for like services;

    2. Advisory fees charged by other mutual fund companies for like services;

    3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

    4. Profit margins of the Adviser and its affiliates from supplying such services;

    5.    Possible economies of scale as the Fund grows larger; and

    6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in


(1) It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

(2) Future references to the Fund do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 55


consideration of the Adviser's settlement with the NYAG in December 2003 is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.(3)

                     Advisory Fee Based      Net Assets
                      on % of Average         09/30/06
Category              Daily Net Assets         ($MIL)           Fund
===========================================================================
High Income       50 bp on 1st $2.5 billion    $81.4      Global Strategic
                  45 bp on next $2.5 billion             Income Trust, Inc.
                  40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund's most recently completed fiscal year, the Adviser received $93,000 (0.08% of the Fund's average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund's total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's current fiscal year, although it should be noted that the Fund was operating below its expense cap for the most recent semi-annual period. Accordingly, the Fund's expense limitation was of no effect. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice. In addition, set forth below are the Fund's gross expense ratios as of the Fund's most recent semi-annual period:

                          Expense Cap Pursuant to     Gross     Fiscal
                            Expense Limitation       Expense     Year
Fund                            Undertaking          Ratio(4)    End
=========================================================================
Global Strategic Income      Advisor     1.60%         1.51%  October 31
Trust, Inc.                  Class A     1.90%         1.79%
                             Class B     2.60%         2.52%
                             Class C     2.60%         2.51%
                             Class R     2.10%         2.10%
                             Class K     1.85%         1.79%
                             Class I     1.60%         1.46%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)  Annualized.


56 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.(5) In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had


(5) The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 57


the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund's advisory fees based on September 30, 2006 net assets.

                      Net
                     Assets    AllianceBernstein ("AB")    Effective      Fund
                    09/30/06    Institutional ("Inst.")     AB Inst.    Advisory
Fund                 ($MIL)          Fee Schedule           Adv. Fee      Fee
=================================================================================
Global Strategic     $81.4     Global Plus Fixed Income      0.348%      0.500%
Income Trust, Inc.             Schedule
                               50 bp on 1st $20 million
                               35 bp on next $20 million
                               30 bp on next $20 million
                               25 bp on the balance
                               Minimum Account Size: $20 m

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a somewhat similar investment style as the Fund:(6)

Fund                         AVPS Portfolio                 Fee Schedule
================================================================================
Global Strategic Income   Global Bond Portfolio      0.50% on first $2.5 billion
Trust, Inc.                                          0.40% on next $2.5 billion
                                                     0.35% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Bond, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund                                                              Fee(7)
==============================================================================
Global Strategic Income / Global Bond
      Class A                                                     1.10%
      Class I (Institutional)                                     0.55%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative


(6) It should be noted that AVPS was affected by the settlement between the Adviser and the NYAG.

(7) Class A shares of the fund are charged an "all-in" fee, which covers investment advisory services and distribution related services.


58 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


related services. The fee schedules of the ACITM mutual funds that have a somewhat similar investment style as the Fund are as follows:

Fund                       ACITM Mutual Fund               Fee
===============================================================================
Global Strategic Income   Global Income Fund              0.75%
Trust, Inc.
                          Global High Income   0.70% on first 30 billion Yen(8)
                          A / B                0.60% on next 20 billion Yen
                                               0.50% on next 450 billion Yen
                                               0.45% thereafter

                          Global Bond Fund     0.54%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed advisory fee relative to the median of the Fund's Lipper Expense Group ("EG")(9) at the approximate current asset level of the Fund.(10)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees,


(8) The current Japanese Yen - U.S. dollar currency exchange rate is 118.15 Yen per $1. At that currency exchange rate, 30 billion Yen would be equivalent to approximately $254 million. 20 billion Yen would be equivalent to approximately $169 million. 450 billion Yen would be equivalent to approximately $3.808 billion.

(9) It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

(10) The contractual management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 59


asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

                                      Contractual        Lipper
                                       Management     Expense Group
Fund                                     Fee(11)         Median        Rank
===========================================================================
Global Strategic Income Trust, Inc.       0.500           0.590        2/10

Lipper also compared the Fund's most recently completed fiscal year total expense ratio to the medians of the Fund's EG and Lipper Expense Universe ("EU"). The EU(12) is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

                                       Lipper                 Lipper
                          Expense      Expense                Expense
                           Ratio        Group                Universe
Fund                      (%)(13)     Median (%)    Rank     Median (%)   Rank
===============================================================================
Global Strategic Income
Trust, Inc.                1.546        1.183       10/10      1.100      25/25

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

(11) The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management fee waivers for expense caps that would effectively reduce the actual contractual management fee.

(12) Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

(13) Most recently completed fiscal year Class A share total expense ratio.


60 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR  SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar year 2005, relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship provided the affiliates' charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges ("CDSC").

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(14) During the Fund's most recently completed fiscal year, ABI received from the Fund $3,061, $933,507 and $82,060 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an


(14) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 61


omnibus basis. ABIS' after-tax profitability increased in 2005 in comparison to 2004. During the Fund's most recently completed fiscal year, ABIS received $74,566 in fees from the Fund.(15)

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedules being proposed reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund's assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.


(15) The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then the transfer agent's account to the Fund's account. During the Fund's most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $736 under the offset agreement between the Portfolio and ABIS.


62 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST


The information below shows the 1, 3, 5, 10 year performance returns and rankings of the Fund(16) relative to the Fund's Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(17) for the periods ended June 30, 2006.(18)

         Fund Return   PG Median   PU Median   PG Rank   PU Rank
1 year      3.70          1.76        1.91       1/10      3/30
3 year      5.12          5.34        6.02       6/8      20/26
5 year      6.44          7.35        7.87       8/8      23/25
10 year     7.11          6.37        6.44       2/6       6/17

Set forth below are the 1, 3, and 5 year and since inception performance returns of the Fund (in bold) versus its benchmark:(19)

                                           Periods Ending June 30, 2006
                                              Annualized Performance
============================================================================
                                         1      3      5      10     Since
Funds                                   Year   Year   Year   Year  Inception
Global Strategic Income Trust, Inc.     3.70   5.12   6.44   7.11    7.50
Lehman Brothers Global Aggregate       -0.07   2.71   4.69   6.41    6.13
Bond Index (USD hedged)

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006


(16) The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown was provided by the Adviser. Lipper maintains its own database that includes the Fund's performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser's own performance returns of the Fund to be different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

(17) The Fund's PG is identical to the Fund's EG. The Fund's PU is not identical to the Fund's EU. In addition to outliers, funds with negative management fees are excluded from EUs but not necessarily from PUs.

(18) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund may have had a different investment classification/objective at different points in time.

(19) The Adviser provided fund and benchmark performance return information for periods through June 30, 2006.


ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST o 63


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------------
Wealth Strategies Funds
--------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------------
Blended Style Funds
--------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------------
Growth Funds
--------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------------
Value Funds
--------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------------
Taxable Bond Funds
--------------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------------
Municipal Bond Funds
--------------------------------------------------
National                 Michigan
Insured National         Minnesota
Arizona                  New Jersey
California               New York
Insured California       Ohio
Florida                  Pennsylvania
Massachusetts            Virginia

--------------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------------
Closed-End Funds
--------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------------
Retirement Strategies Funds
--------------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


64 o ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST




ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GSIT-0151-1006


ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                            Audit-Related
                          Audit Fees             Fees            Tax Fees
-----------------------------------------------------------------------------
       2005                $56,000             $4,257           $17,204
       2006                $59,000             $5,721           $18,025

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):


                                             Total Amount of
                                            Foregoing Column
                                           Pre-approved by the
                    All Fees for             Audit Committee
                Non-Audit Services        (Portion Comprised of
                 Provided to the           Audit Related Fees)
              Portfolio, the Adviser      (Portion Comprised of
              and Service Affiliates            Tax Fees)
--------------------------------------------------------------------
    2005           $   900,457                 [$189,164]
                                               ($171,960)
                                               ($ 17,204)

    2006           $ 1,033,635                 [$155,261]
                                               ($137,236)
                                               ($ 18,025)


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.        DESCRIPTION OF EXHIBIT
-----------        ----------------------

12 (a) (1)         Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)         Certification of Principal Executive Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)         Certification of Principal Financial Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Global Strategic Income Trust, Inc.

By:   /s/ Marc O. Mayer
      ------------------
      Marc O. Mayer
      President

Date:     December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Marc O. Mayer
      ------------------
      Marc O. Mayer
      President

Date:    December 29, 2006

By:   /s/ Joseph J. Mantineo
      -----------------------
      Joseph J. Mantineo
      Treasurer and Chief Financial Officer

Date:    December 29, 2006